UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 16, 2004

WASHINGTON TRUST BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 16, 2004, at a meeting of the Board of Directors of Washington Trust Bancorp, Inc. (“Washington Trust” or the “Company”), the Board of Directors approved the First Amendment (the “First Amendment”) to the Company’s 2003 Stock Incentive Plan (the “2003 Plan”). The First Amendment allows the Board of Directors to determine if automatic grants of options to each non-employee director, subject to the terms and conditions of the 2003 Plan, should be suspended. The First Amendment does not require approval by the Company’s shareholders and is effective as of December 16, 2004. A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.05  Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On  December 16, 2004,  at  a  meeting  of  the  Board  of  Directors  of  Washington Trust, the Board of Directors amended its Code of Ethics Standards of Personal Conduct (the “Code of Ethics”). The amended Code of Ethics, among other things, clarifies, in general, when outside employment is permissible and when outside employment that is directly or indirectly related to the financial industry or Washington Trust’s, including its wholly-owned banking subsidiary The Washington Trust Company (the “Bank”), functions must be approved in advance by the senior vice president of Human Resources, in particular. The amended Code of Ethics is effective as of December 16, 2004. A copy of the amended Code of Ethics is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)        Financial statements of business acquired.

Not applicable.

(b)        Pro forma financial information.

Not applicable.

(c)        Exhibits.

Exhibit No.            Exhibit

10.1            First Amendment to Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, effective as of December 16, 2004*

99.1            Washington Trust Bancorp, Inc. and all subsidiaries including The Washington Trust Company Code of Ethics Standards of Personal Conduct, reaffirmed December 16, 2004*

_______________________

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.

Date: December 16, 2004                                                       By: /s/ John C, Warren
                                                                                               John C. Warren
                                                                                               Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                    Exhibit

10.1                              First Amendment to Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, effective as of December 16, 2004*

99.1                              Washington Trust Bancorp, Inc. and all subsidiaries including The Washington Trust Company Code of Ethics Standards of Personal Conduct, reaffirmed December 16, 2004*

_________________________________________

* Filed herewith